CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Master Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:           June 8, 2009              /s/ Egidio Robertiello
     ---------------------------          --------------------------------------
                                          Egidio Robertiello, President
                                          (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Long/Short Equity Master Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:           June 8, 2009         /s/ Sandra DeGaray
     --------------------------      -------------------------------------------
                                     Sandra DeGaray, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)